UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2008

TOMOTHERAPY INCORPORATED
(Exact name of registrant as specified in its charter)

Wisconsin	001-33452	39-1914727
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1240 Deming Way Madison, Wisconsin	53717
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (608) 824-2800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 28, 2008, the Board of Directors of TomoTherapy Incorporated (the “Company”) approved the appointment of Roy T. Tanaka, age 60, as a director of the Company effective September 1, 2008. Mr. Tanaka brings to the TomoTherapy Board 27 years of operational leadership experience, including global market expansion. He is newly retired from Biosense Webster, Inc., a Johnson & Johnson company, where he most recently served as Worldwide President.

Mr. Tanaka joined Johnson & Johnson in 1997 as the U.S. President of Biosense Webster, Inc. before being named Worldwide President in 2004. From 1992 to 1997, he served in a variety of senior management positions at Sorin Biomedical Inc., including President and Chief Executive Officer. From 1989 to 1992, Mr. Tanaka served in Vice President roles with Shiley, a division of Pfizer Incorporated. Mr. Tanaka received a Bachelor of Science degree in Mechanical Engineering from Purdue University and a Masters Degree in Business Administration from Illinois Benedictine College.

Mr. Tanaka replaces John P. Neis, age 53, who retired from the Board of Directors of TomoTherapy effective August 31, 2008. Mr. Neis is the co-founder and Managing Director of Venture Investors LLC, which participated in several rounds of venture capital financing to TomoTherapy. There has been no disagreement with Mr. Neis as to the Company’s policies, operations or practices.

Mr. Neis served on the Company’s Audit Committee, Compensation Committee, and Nominating and Governance Committee. Effective September 1, 2008, Mr. Tanaka was appointed to the Audit Committee and Ms. Frances Taylor was appointed to the Nominating and Governance Committee. Mr. John Greisch was previously appointed to the Compensation Committee effective April 1, 2008.

On September 2, 2008, Company issued a press release entitled “TomoTherapy Incorporated Appoints Roy Tanaka to Its Board of Directors.” A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
99.1	Press Release dated September 2, 2008, titled “TomoTherapy Incorporated Appoints Roy Tanaka to Its Board of Directors”

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMOTHERAPY INCORPORATED

Dated: September 2, 2008	By:	/s/ Stephen C. Hathaway

Stephen C. Hathaway Chief Financial Officer

EXHIBIT INDEX

Number	Description
99.1	Press Release dated September 2, 2008, titled “TomoTherapy Incorporated Appoints Roy Tanaka to Its Board of Directors”